EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of INVO Bioscience, Inc. (the “Company”) for the period ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kathleen Karloff, Chief and Principal Executive Officer of the Company, and Robert J. Bowdring, Acting Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INVO BIOSCIENCE

Date: November 14, 2018	By:	/s/ Kathleen Karloff
Kathleen Karloff
Chief Executive Officer

INVO BIOSCIENCE

Date: November 14, 2018	By:	/s/ Robert J. Bowdring
Robert J. Bowdring
Acting Chief Financial Officer